UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2016

NEWMARKET CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (804) 788-5000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 22, 2016, the Compensation Committee of the Board of Directors of NewMarket Corporation (the “Company”), taking into consideration the Company’s achievements for 2015, approved the following bonus payments for the Company’s named executive officers:

Thomas E. Gottwald,	$625,000
President and Chief Executive Officer

Brian D. Paliotti,	$300,000
Vice President and Chief Financial Officer

Robert A. Shama,	$500,000
President of Afton Chemical Corporation

Bruce R. Hazelgrove, III,	$315,000
Executive Vice President and Chief Administrative Officer

Steven M. Edmonds,	$300,000
Vice President and General Counsel(1)

(1)	Mr. Edmonds served as Vice President and General Counsel through December 31, 2015 and now serves as Vice President until his expected retirement on March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2016

NEWMARKET CORPORATION

By:	/s/ Brian D. Paliotti
Brian D. Paliotti
Vice President and Chief Financial Officer